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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 30, 1999
                                                        --------------

                              GERALD STEVENS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-05531                 41-0719035
----------------------------       ----------------        -------------------
(State or other jurisdiction       (Commission File         (I.R.S. Employer
      of Incorporation)                Number)             Identification No.)


100 S.E. 3rd Avenue, Suite 1101, Ft. Lauderdale, FL               33394
---------------------------------------------------        -------------------
(Address of principal executive offices)                        (Zip Code)



                                  954/713-5000
                                  ------------
              (Registrant's telephone number, including area code)


                          Florafax International, Inc.
                     8075 20th Street, Vero Beach, FL 33394
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 5.  OTHER EVENTS


      Effective as of the close of business on April 30, 1999, Florafax International, Inc. changed its corporate name from "Florafax International, Inc." to "Gerald Stevens, Inc." (the "Registrant"). The Registrant's new CUSIP Issuer Number, reflecting the change in the Registrant's corporate name, is 37369G.

      Effective as of the beginning of trading on May 3, 1999, the Registrant's common stock will trade on the Nasdaq National Market under the symbol "GIFT." Previously, the common stock traded on the Nasdaq SmallCap Market under the symbol "FIIF."

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Gerald Stevens, Inc.
                                                ----------------------------
                                                        (Registrant)




Date:  May 3, 1999                                  /s/ Adam D. Phillips
                                                -------------------------------
                                                Adam D. Phillips
                                                Senior Vice President, Secretary
                                                and General Counsel